UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2021

VILLAGE FARMS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Canada	001-38783	98-1007671
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employee Identification No.)

4700-80th Street

Delta, British Columbia Canada

V4K 3N3

(Address of Principal Executive Offices)

(604) 940-6012

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, without par value	VFF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01Entry into a Material Definitive Agreement.

On August 16, 2021, Village Farms International, Inc. (“Village Farms” or the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”), dated as of August 16, 2021, by and among Village Farms International, Balanced Health Botanicals, LLC (“Balanced Health”) and the other parties thereto, including the members of Balanced Health (collectively, the “Sellers”), which provided for the acquisition of a 100% interest in Balanced Health pursuant to the terms of the Purchase Agreement (the “Acquisition”), at total purchase price comprised of a cash purchase price of $30 million, and an aggregate of 4,707,113 of our common shares that were issued to the sellers on a private placement basis valued at an aggregate of $45 million, based on the volume weighted average trading price on Nasdaq for the ten (10) trading days ending the day prior to the closing date of the Acquisition (the “Closing Date”). A copy of the Purchase Agreement has been filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated by reference into this Item 1.01.

In connection with the Acquisition, each of the Sellers has entered into a lock-up agreement with us, pursuant to which each such Seller has agreed not to resell the common shares received as consideration in the Acquisition until such common shares cease to be “Restricted Shares” (as defined in the Purchase Agreement) (“Restricted Shares”).  Under the terms of the Purchase Agreement and the lock-up agreements, such common shares cease to be Restricted Shares, as follows: (i) with respect to one-fourth (1/4) of such common shares, on the Closing Date; (ii) with respect to an additional one-fourth (1/4) of such common shares, on the last day of the four (4) month period following the Closing Date; (iii) with respect to an additional one-fourth (1/4) of such common shares, on the last day of the eight (8) month period following the Closing Date; and (iv) with respect to an additional one-fourth (1/4) of such common shares, on the last day of the twelve (12) month period following the Closing Date.

Under the terms of the Purchase Agreement, we agreed to file a prospectus supplement under our existing shelf registration statement, within three (3) business days of the Closing Date, to register for resale all of the common shares issued to the Sellers at the closing of the Acquisition.

Item 2.01Completion of Acquisition or Disposition of Assets.

On August 16, 2021, Village Farms completed the Acquisition of Balanced Health on the terms as described in Item 1.01 of this Current Report on Form 8-K, which is incorporated by reference into this Item 2.01.

About Balanced Health

Balanced Health is a Colorado-based CBD-platform that owns and operates one of the largest brands in the hemp-derived cannabidiol (“CBD”) market in the United States, providing Village Farms with immediate entry into the U.S. CBD market in a consumer products category adjacent to the high-THC cannabis market, as well as the broader consumer packaged goods (“CPG”) wellness arena. Balanced Health is a profitable business and the acquisition is expected to be immediately accretive to net income.

Balanced Health has a diverse portfolio of CBD and other cannabinoid products, including ingestible, edible and topical applications that are distributed via e-commerce and brick and mortar retail channels.  Its e-commerce platform, CBDistillery™, is a top-five US CBD brand and a top-ranked web site within the CBD category, with more than 30,000 orders monthly and a significant repeat customer base.  Through its long-term partnerships, we believe Balanced Health has control of the entire supply chain from seed-to-shelf, seamless sourcing, manufacturing, and sale of high-quality end products across a wide variety of forms and uses.

Special Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is subject to the safe harbor created by those sections. This Current Report on Form 8-K also contains “forward-looking information” within the meaning of applicable Canadian securities law. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”. In particular, forward-looking statements in this Current Report on Form 8-K include statements regarding the future outlook, business and financial position of Balanced Health and the effect that the Acquisition is expected to have on the Company’s net income, as well as regarding our general expectations regarding our future results, performance, achievements and prospects, including in the CBD and cannabis industries. In some cases, forward-looking information can be identified by such terms as “outlook”, “may”, “might”, “will”, “could”, “should”, “would”, “occur”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “try”, “estimate”, “predict”, “potential”, “continue”, “likely”, “schedule”, “objectives”, or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this Current Report on Form 8-K are subject to risks that may include, but are not limited to: risks associated with produce industry and our operations therein, our limited operating history in other areas, including that of Balanced Health and our international equity interests, as well as related to Pure Sunfarms Corp. (“Pure Sunfarms”) and our operations of growing hemp in the United States; the legal status of Balanced Health and Pure Sunfarms CBD and cannabis business respectively; risks relating to obtaining additional financing, including our dependence upon credit facilities; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, cannabinoids, CBD, hemp and agricultural businesses; risks related to the market position of Balanced Health and Pure Sunfarms and our ability to leverage current business relationships for future business involving hemp and cannabinoids; the ability of Pure Sunfarms to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and licenses under the Canadian Cannabis Act, S.C. 2018, c. 16 (Canada) for its Delta greenhouse facilities, and changes in our regulatory requirements; risks related to rules and regulations at the U.S. federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and commercialize, hemp and cannabidiol-based products; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; the ongoing and developing COVID-19 pandemic; the tomato brown-rugose virus; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this Current Report on Form 8-K are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, that may cause the Company’s or the industry’s actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company’s filings with securities regulators, including this Current Report on Form 8-K. In particular, we caution you that our forward-looking statements are subject to the ongoing and developing circumstances related to the COVID-19 pandemic, which may have a material adverse effect on our business, operations and future financial results.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this Current Report on Form 8-K relate only to events or information as of the date on which the statements are made in this Current Report on Form 8-K. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Item 7.01Regulation FD Disclosures

On August 16, 2021, the Company issued a press release announcing the Acquisition of Balanced Health. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Membership Interest Purchase Agreement by and among Village Farms International, Inc. Balanced Health Botanicals, LLC and the Members of Balanced Health Botanicals, LLC, dated August 16, 2021.

99.1	Press Release dated August 16, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2021

Village Farms International, Inc.

By:	/s/ Stephen C. Ruffini
Name:	Stephen C. Ruffini
Title:	Executive Vice President and Chief Financial Officer